UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

Jernigan Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36892	47-1978772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 Poplar Avenue, Suite 650 Memphis, Tennessee	38119
(Address of Principal Executive Offices)	(Zip Code)

(901) 567-9510
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company.

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share 7.00% Series B cumulative redeemable perpetual preferred stock, $0.01 par value per share	JCAP JCAP PR B	New York Stock Exchange New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

(e). The Board of Directors of Jernigan Capital, Inc. (the “Company”) previously approved, subject to approval by the holders of the common stock of the Company, par value $0.01 per share (“Common Stock”), the Company’s Second Amended and Restated 2015 Equity Incentive Plan (the “Plan”). At the Company’s Annual Meeting of Stockholders, which was held on May 1, 2019 (the “Annual Meeting”), the holders of Common Stock approved the the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 380,000 shares from 370,000 shares to 750,000 shares and to extend the term of the Plan to May 1, 2029.

The foregoing description is qualified in its entirety by the text of the Plan, a copy of which is incorporated herein by reference as Exhibit 10.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company approved all of the proposals presented, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on March 19, 2019 (the “Proxy Statement”). Holders of 18,946,031 shares of Common Stock and holders of 127,125 shares of the Company’s Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1: For the holders of Common Stock to elect the seven director nominees named in the Proxy Statement.

Director Nominee	For	Withheld	Broker Non-Votes
Randall L. Churchey	14,070,458	59,730	4,815,843
Mark O. Decker	11,811,163	2,319,025	4,815,843
John A. Good	13,886,971	243,217	4,815,843
Dean Jernigan	13,876,578	253,610	4,815,843
Rebecca Owen	14,070,069	60,119	4,815,843
Howard A. Silver	11,811,920	2,318,268	4,815,843
Dr. Harry J. Thie	11,331,322	2,798,866	4,815,843

For the holders of Series A Preferred Stock to elect the director nominee named in the Proxy Statement.

Director Nominee	For	Withheld	Broker Non-Votes
James D. Dondero	127,125	0	0

Proposal 2: For the holders of Common Stock to approve the Second Amended and Restated Jernigan Capital, Inc. 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 380,000 shares.

For	Against	Abstentions	Broker Non-Votes
13,208,528	880,856	40,804	4,815,843

Proposal 3: For the holders of Common Stock to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019.

For	Against	Abstentions
18,802,190	110,215	33,626

Item 9.01             Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Jernigan Capital, Inc. 2015 Equity Incentive Plan (incorporated by reference to the Company’s Registration Statement on Form S-8 filed on May 1, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2019

Jernigan Capital, Inc.

By:	/s/ John A. Good
Name: John A. Good
Title: Chief Executive Officer